                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported):  December 13, 1996
                                                          ---------------------

                           Synagro Technologies, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-21054                                     76-0511324
---------------------------------             ----------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


          16000 Steubner Airline Road, Suite 420, Spring, Texas 77379
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (281) 370-6700
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        Please see the Registrant's recent press releases filed as Exhibits
28.1 and 28.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibits are filed with this report on Form 8-K:

        99.1    Press Release dated December 31, 1996.

        99.2    Press Release dated December 18, 1996.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SYNAGRO TECHNOLOGIES, INC.


                                        By: /s/ DAN L. SHOOK
                                            ----------------------------------
                                            Dan L. Shook,
                                            Vice President and
                                            Chief Financial Officer

December 18, 1996

                                    EXHIBITS


EXHIBIT NO.

   99.1 --      Press Release dated December 13, 1996.

   99.2 --      Press Release dated December 18, 1996.